SECURITIES PURCHASE AGREEMENT

         Systems, Inc., a Minnesota corporation (the "COMPANY"), and each of the purchasers set forth on the signature pages hereto (individually, a "PURCHASER" and, collectively, the "PURCHASERS").

         WHEREAS, the Company proposes to issue and sell to the Purchasers shares (individually, a "SHARE" and, collectively, the "SHARES") of common stock, without par value, of the Company (the "COMMON STOCK") and to issue warrants (the "WARRANTS"), substantially in the form of Exhibit A hereto, to purchase shares of Common Stock (the "WARRANT SHARES");

         WHEREAS, the Company proposes to issue and sell for cash an aggregate of up to 9,000,000 Shares and to issue Warrants to purchase up to 9,000,000 shares of Common Stock in two or more closings (each, a "CLOSING");

         WHEREAS, the First Closing shall relate to the sale of 2,500,000 Shares and Warrants, any Interim Closings (which shall be deemed part of the First Closing) shall relate to an aggregate of up to 2,000,000 Shares and Warrants and the Second Closing (each as defined in Section 1(b) shall relate to up to 4,500,000 Shares and Warrants;

         WHEREAS, the Company proposes to issue and sell at the First Closing, in consideration of the cancellation of certain indebtedness, an additional 104,000 Shares and Warrants to purchase 104,000 shares of Common Stock as provided in Section 1(c)(ii) hereof; and

         WHEREAS, the Company, among other things, has agreed to provide certain registration rights under the Securities Act of 1933 (the "SECURITIES ACT") and the rules and regulations promulgated thereunder with respect to the Shares and the Warrant Shares.

         NOW THEREFORE, in consideration of the above recitals and the mutual covenants set forth herein, the parties hereto agree as follows:


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         1. Sale of Stock and Delivery of Warrants; Closings.

         (a) Purchase and Sale. Subject to the terms and conditions hereof, the Company shall issue and sell to each of the Purchasers, and each Purchaser, severally, shall purchase from the Company, with respect to the First Closing and the Second Closing (each as defined below), the number of Shares set forth on such Purchaser's signature page hereto at a purchase price of $0.56 per Share; provided, however, that the purchase price per Share shall be $0.50 with respect to (i) the Shares purchased by Special Situations Private Equity Fund, L.P., Special Situations Fund III, L.P. and Special Situations Cayman Fund, L.P. (collectively, the "FUNDS"), and (ii) the 104,000 Shares to be delivered as provided in Section 1(c)(ii) hereof to the Purchasers designated as noteholders on the signature pages hereto. The Company shall deliver to each Purchaser, at each Closing, Warrants for such number of Warrant Shares as shall be equal to the number of Shares being purchased by such Purchaser at such Closing. Each Purchaser's obligation to purchase Shares is separate and distinct from that of each other Purchaser, and no Purchaser shall be required to purchase more than the number of Shares specifically set forth on such Purchaser's signature page. A Purchaser that shall purchase Shares in an Interim Closing or in the Second Closing, but not the First Closing, shall become a Purchaser by executing a copy of this Agreement after the First Closing, but prior to such Interim or Second Closing, as the case may be.

         (b) Closings.

                  (i) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7, the first Closing (the "FIRST CLOSING") of the purchase and sale of Shares shall occur with respect to up to 2,604,000 Shares and Warrants to purchase up to 2,604,000 shares of Common Stock at the offices of Hertzog, Calamari & Gleason, 100 Park Avenue, New York, New York, at 10:00 A.M. on November 14, 1997, or such later date as may be mutually agreed upon by the parties.

                  (ii) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7, a Closing or Closings (each, an "INTERIM CLOSING") of the purchase and sale of up to an aggregate of 2,000,000 Shares and Warrants to purchase up to 2,000,000 shares of Common Stock may be held during the period (the "INTERIM PERIOD") from November 15, 1997, through and including November 21, 1997. Such Interim Closing or Interim Closings shall occur at the offices of


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         Oppenheimer Wolff & Donnelly at 10:00 A.M. on such date or dates during the Interim Period as may be mutually agreed upon by the Company and the Purchasers in any such Closing. The Shares that shall be sold and the Warrants that shall be delivered at any Interim Closing shall be deemed to have been purchased and sold in the First Closing.

                  (iii) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6, 7 and 8, the second Closing (the "SECOND CLOSING") of the purchase and sale of Shares shall occur at the offices of Hertzog, Calamari & Gleason with respect to up to 4,500,000 Shares and Warrants to purchase up to 4,500,000 shares of Common Stock within fifteen days following satisfaction or waiver of each of the conditions set forth in Sections 6, 7 and 8. The Company shall give each Purchaser at least fifteen days prior written notice of the date and time of the Second Closing.

                  (iv) Notwithstanding anything to the contrary contained herein, the First Closing in no event shall occur later than November 14, 1997, and the Second Closing in no event shall occur later than January 30, 1998.

                  (v) The date of each Closing shall be hereinafter referred to as a "CLOSING DATE."

                  (c) Delivery.

                  (i) Except as provided in Section 1(c)(ii), the Company shall, at each Closing, deliver to each Purchaser a stock certificate representing the Shares purchased by such Purchaser and Warrants for the Warrant Shares to be delivered to such Purchaser, against payment of the purchase price therefor by check, payable to the order of the Company, or by wire transfer of immediately available funds to the Company in accordance with the Company's wiring instructions.

                  (ii) At the First Closing, the Company shall deliver to the Purchasers designated as noteholders on the signature pages hereto stock certificates representing an aggregate of 104,000 Shares and Warrants to purchase 104,000 shares of Common Stock, in the respective denominations listed on the signature pages hereto, against delivery of, and in full satisfaction and discharge of, those certain promissory notes, dated October 1, 1997, issued by the Company in favor of such Purchasers in the aggregate principal amount of $52,000.

                  2. Representations and Warranties of Purchasers. Each of the Purchasers (except with respect to Section 2(i) which relates only to the Purchaser named therein) represents and warrants, severally, to the Company as follows:

                  (a) Authorization. The Purchaser has the necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of, and the performance under, this Agreement by the Purchaser will not conflict with any rule, regulation, judgment or agreement applicable to the Purchaser.

                  (b) Investment Purpose. The Purchaser is purchasing the Shares and acquiring the Warrants, and will purchase the Warrant Shares (together with the Shares and the Warrants, the "SECURITIES"), for investment purposes only and not with a present view to, or for sale in connection with, a distribution thereof within the meaning of the Securities Act. The Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available. Notwithstanding anything in this Section 2(b) to the contrary, the Purchaser, by making the representations herein, does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of such Securities at any time in accordance with or pursuant to registration or an exemption therefrom under the Securities Act and any applicable state securities or blue sky laws.

                  (c) Reliance On Exemptions. The Purchaser understands that the Securities are being offered and sold in reliance upon specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

                  (d) Information. The Purchaser has been furnished all documents relating to the business, finances and operations of the Company which the Purchaser requested from the Company. The Purchaser has been afforded the opportunity to ask questions of the Company's representatives concerning the Company in making the decision to purchase the Shares and acquire the Warrants, and such questions have been answered to its satisfaction. The Purchaser acknowledges having received a copy of the Company's Private Placement Memorandum, dated October 24, 1997, as amended by the supplement thereto dated November 10, 1997, including the Exhibits thereto, relating to the offer and sale of the Securities (as supplemented, the "MEMORANDUM"). However, neither the foregoing nor any other due diligence investigation conducted by the Purchaser or on its behalf shall limit, modify or affect the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchaser to rely thereon.

                  (e) Governmental Review. The Purchaser understands that no Federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                  (f) Purchaser's Qualifications. The Purchaser is an "accredited investor" as defined in Rule 501 under Regulation D of the Securities Act ("REGULATION D"). The Purchaser is capable of evaluating the merits and risks of an investment in the Securities and is financially capable of bearing a total loss of the investment made pursuant to this Agreement.

                  (g) Restrictions on Transfer. The Purchaser understands that it may not transfer any of the Securities unless such Securities are registered under the Securities Act or unless an exemption from registration and qualification requirements are available under the Securities Act and applicable state securities laws. The Purchaser understands that certificates representing the Shares, the Warrants and the Warrant Shares shall bear the following, or a substantially similar, legend until such time as they have been registered under the Securities Act or otherwise may be sold under Rule 144 under the Securities Act ("RULE 144"):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS THE SECURITIES ARE SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO

                  THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                  (h) Residence. The Purchaser is a resident of the jurisdiction set forth under its name on its signature page hereto.

                  (i) Investment Company. Special Situations Fund III, L.P. is registered as an "investment company" under the Investment Company Act of 1940.

                  3. Representations and Warranties of Company. Except as set forth on the Schedule of Exceptions attached hereto as Exhibit B, the Company represents and warrants to each Purchaser as follows:

                  (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has all necessary corporate power and authority to own or lease its assets and to carry on its business as now being conducted and presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company. The Company has no subsidiaries and no equity interests in any corporation, partnership, joint venture or other entity.

                  (b) Requisite Power and Authorization. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including without limitation the issuance of the Securities. Except for approval by the stockholders of the Company of the Amendment (as defined in Section 5(k) below), which approval will be required prior to the Second Closing, all corporate action of the Company required for the execution and delivery of this Agreement and the Warrants and issuance and delivery of the Securities has been duly and effectively taken, and no further actions, authorizations or consents, including, without limitation, any consents of the stockholders of the Company, are required. Each of this Agreement and the Warrants constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditor's rights, (ii) as limited by general principles of equity that restrict the availability of equitable remedies and (iii) as the indemnity provisions of Section 4(f) of this Agreement may be limited by law. The Shares, when issued, delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, charges, claims or encumbrances. The Warrant Shares, if and when issued, delivered and paid for in compliance with the provisions of this Agreement and the Warrants will be validly issued, fully paid and non-assessable, free and clear of any and all liens, charges, claims or encumbrances. The Company has reserved a sufficient number of shares of Common Stock necessary for issuance of the Shares and the Warrant Shares at the First Closing and, prior to the Second Closing, will have reserved a sufficient number of shares of Common Stock necessary for issuance of the Shares and the Warrant Shares at the Second Closing.

                  (c) SEC Documents. Since March 16, 1995, the Company has filed with the Securities and Exchange Commission (the "SEC") all reports, statements, schedules and other documents (collectively, the "SEC DOCUMENTS") required to be filed by it pursuant to the Securities Act and the Securities Exchange Act of 1934 (the "EXCHANGE ACT"). Since October 1, 1996, all SEC Documents required to be filed were timely filed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the SEC Documents (the "FINANCIAL STATEMENTS") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Except
         (i) as may be indicated in the notes to the Financial Statements or
         (ii) in the case of the unaudited interim statements, as permitted by Form 10- QSB under the Exchange Act, the Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles consistently applied and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end adjustments and footnotes). Except as set forth in the Financial Statements filed with the SEC prior to the date hereof or the Memorandum, the Company does not have any liabilities, whether absolute, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such Financial Statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                  (d) Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 3(d), including (i) the authorized capital stock, (ii) the number of shares issued and outstanding, (iii) the number of shares reserved for issuance pursuant to stock option, employee benefit or other plans, (iv) the number of shares reserved for issuance or issuable pursuant to securities exercisable for, or convertible into or exchangeable for, any shares of Common Stock, (v) the number of outstanding securities convertible into or exchangeable for any shares of the Company's capital stock, (vi) the number of shares of Common Stock reserved for issuance with respect to the sale of the Shares and (vii) the number of shares reserved for issuance upon exercise of the Warrants. All outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 3(d), the Company has (i) no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, (ii) no rights, options, warrants, calls or other agreements or commitments of any nature whatsoever relating to the purchase or other acquisition of any shares of its capital stock or securities convertible into or exchangeable for any shares of it capital stock or (iii) no shares of its capital stock reserved for issuance.

                  (e) No Conflicts. Neither the execution, delivery and performance by the Company of this Agreement nor the consummation of the transactions contemplated hereby has constituted or resulted in, or will constitute or result in, a default under or breach or violation of any term or provision of the Articles of Incorporation or bylaws of the Company or material contracts to which the Company is a party or Federal or state laws, rules or regulations, writs, orders, judgments or decrees which are applicable to the Company or its assets.

                  (f) Consents. No approval, consent, order, authorization or other action by, or notice to or filing with, any governmental authority or regulatory agency or any other person or entity, and no lapse of a waiting period, is required in connection with the execution, delivery or performance by the Company of this Agreement, the issuance and delivery of any of the Securities or any other transactions contemplated hereby, except for
         (i) the filing of a Form D with the SEC, (ii) filings required under applicable state "blue sky" laws (which shall be duly filed and effective prior to each Closing if so required under such laws) and
         (iii) the filing of an amendment to the Company's Articles of Incorporation as set forth in Section 8(a) hereof.

                  (g) No Material Adverse Change. Since December 31, 1996, the business of the Company has been operated in the ordinary course and substantially consistent with past practice, and, except as disclosed in the Memorandum, there has not been any material adverse change in the business, assets, financial condition, results of operations, affairs or prospects of the Company (a "MATERIAL ADVERSE CHANGE"). Since December 31, 1996, and except as disclosed in the Memorandum, the Company has not (i) paid any obligation or liability or discharged or satisfied any liens or encumbrances other than in the ordinary course of business; (ii) declared or made any payment or distribution to its stockholders or purchased or redeemed any of its shares of capital stock or other securities; (iii) mortgaged, pledged or subjected to any lien, charge or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (iv) sold, transferred or leased any of its assets except for fair value in the ordinary course of business; (v) increased the annual compensation payable to any of its officers or other employees, consultants or representatives by greater than $10,000; (vi) cancelled or compromised any debt or claim, or waived or released any right of material value;
         (vii) entered into any transaction other than in the ordinary course of business; (viii) issued or sold any shares of capital stock or other securities or granted any options, warrants or other purchase rights with respect thereto that are not disclosed on Schedule 3(d); or (ix) agreed to do any of the foregoing (other than pursuant hereto).

                  (h) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its directors or officers, in their capacities as such, (i) that questions the validity of this Agreement or the issuance of the Securities, or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby, or (ii) that might result, either individually or in the aggregate, in any Material Adverse Change or in any change in the current equity ownership of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, stipulation or decree of any court, administrative agency, commission, regulatory authority, other government agency or instrumentality.

                  (i) No Default. The Company is not in violation of or default under any provision of its Articles of Incorporation or bylaws or other constituent documents or in default (or, with notice or the lapse of time, would be in default) under any material agreement, contract, commitment or instrument to which it is a party or by which it or its properties or assets is bound or affected. To the Company's knowledge, no third party is in material default under or in material breach or violation of any material contract, commitment or instrument to which the Company is a party or by which any of its properties or assets are bound or affected.

                  (j) Compliance with Laws. The Company is in compliance with all laws (including, without limitation, environmental laws), ordinances, rules and regulations, judgments, decrees or orders of any regulatory authority or other governmental or administrative body or instrumentality, whether domestic or foreign. The Company has not during the past three years received any notice relating to any violation or potential violation of applicable law or regulations.

                  (k) Title. The Company has good and marketable title to all real and personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects. Any property, real or personal, held under lease by the Company is held by it under valid and enforceable leases.

                  (l) Intellectual Property. The Company owns, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, the "INTANGIBLES") necessary for the conduct of its business. To the Company's knowledge, the Company has not infringed, nor does it currently infringe, nor is it in conflict with any right of any other person with respect to any Intangibles. To the knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company.

                  (m) Registration Rights. The only registration rights, including piggyback rights, granted (or agreed to be granted) to any person or entity other than the Purchasers are set forth on the Schedule of Exceptions. None of the registration rights disclosed on the Schedule of Exceptions are senior in priority to the registration rights provided for in this Agreement. All of the registration rights (including, without limitation, any piggyback rights which would have permitted the registration of any shares under the registration statement to be filed pursuant to Section 4 of this Agreement) have been satisfied in full by the registration on Form S-3 indicated on such Schedule or have been waived until January 1, 2001.

                  (n) OTC Bulletin Board. The Common Stock is traded by means of the National Association of Securities Dealers, Inc. (the "NASD") OTC Bulletin Board(R) service (the "OTCBB"). The issuance and sale of the Securities will not, when issued and sold in accordance with this Agreement and the Warrants, as the case may be, violate any Rule of the NASD applicable to the Company or the Common Stock. The Company has not received notification, written or oral, that the Company has failed to satisfy any requirement of the NASD relating to the trading of the Common Stock in the OTCBB.

                  (o) Registration Statement. The Company is currently eligible to register the resale of its Common Stock under the Securities Act pursuant to a registration statement on Form SB-2. There exist no facts or circumstances that would inhibit or delay the preparation and filing of a registration statement on Form SB-2 with respect to the Shares and the Warrant Shares.

                  (p) No Misrepresentation. No representation or warranty by the Company in this Agreement (including any Exhibit or Schedule hereto) and no statements of the Company contained in any document (including without limitation any SEC Document), certificate, schedule or other information furnished or to be furnished by or on behalf of the Company pursuant to this Agreement or in connection with the transactions contemplated hereby, including without limitation the Memorandum, contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading. Except for the transactions contemplated hereby, and except as disclosed in the Memorandum, no event or circumstance has occurred or exists with respect to the Company or its business, affairs, assets, properties, prospects, operations or financial condition which has not been publicly disclosed, but which, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to the primary issuance of the Company's securities. The Company has delivered true and complete copies of all documents requested by the Purchasers.

                  (q) Anti-Dilution and Other Shares. No stockholder of the Company or other person or entity has any preemptive right of subscription or purchase or contractual right of first refusal or similar right with respect to any of the Securities which has not been waived. Issuance of the Securities will not result in the issuance of any additional shares of Common Stock or the triggering of other anti-dilution or similar rights contained in any options, warrants, debentures or other securities or agreements of the Company. Consummation of the transactions contemplated by the agreements set forth as Exhibit D and the transactions contemplated by Schedule 6(j) shall not trigger any anti-dilution or similar rights or price or other adjustments which have not been waived. All of the transactions set forth on Schedule 6(j) are reflected in the agreements included as Exhibit D hereto.

                  (r) No Brokers or Finders. No person or entity has or will have, as a result of any act or omission by the Company, any right, interest or valid claim against any Purchaser for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

                  (s) Acknowledgment of Dilution. The number of Warrant Shares issuable upon exercise of the Warrants may increase in certain circumstances, including when the bid price of the Common Stock declines. The Company acknowledges that its obligation to issue Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. The Company acknowledges that issuance of the Securities will result in substantial dilution to existing stockholders of the Company. Taking the foregoing into account, the Board of Directors has determined that the issuance of the Shares and the Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

                  (t) Independent Committee. A duly authorized committee of the Board of Directors of the Company comprised solely of "disinterested directors" as defined in Section

         302A.673 of the Minnesota Business Corporation Act has unanimously approved this Agreement and the Warrants and the transactions contemplated hereby.

                  (u) Issuing Public Corporation. The Company has at least 50 "shareholders". For purposes hereof, a "shareholder" means a person registered on the books or records of the Company or its transfer agent or registrar, as the case may be, as the owner of whole or fractional shares of Common Stock.

                  (v) Change of Control Payments. Neither the execution, delivery and performance by the Company of this Agreement or the Warrants nor the consummation of any of the transactions contemplated hereby shall require any payment by the Company, in cash or kind, under any agreement, plan, policy, commitment or other arrangement. There are no agreements, plans, policies, commitments or other arrangements with respect to any compensation, benefits or consideration which will be materially increased, or the vesting of benefits of which will be materially accelerated, as a result of the execution and delivery of this Agreement or the Warrants or the occurrence of any of the transactions contemplated hereby. There are no payments or other benefits, the value of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

                  4. Registration Rights.

                           (a) Definitions. For purposes of this Section 4:

                           (i) "Register", "registered" and "registration" refer
                  to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, including a registration statement pursuant to Rule 415 and Rule 416 under such Act (or any successor rules), and the declaration or ordering of effectiveness of such registration statement by the SEC.

                           (ii) "Registrable Securities" means the Shares and
                  all shares of Common Stock issued or issuable as Warrant Shares, and any shares of Common Stock issued or issuable, from time to time (with any adjustments), as a distribution on, in exchange for or otherwise with respect to the Shares or Warrant Shares.

                           (iii) "Holder" means any person owning of record
                  Registrable Securities or any assignee of record of such Registrable Securities to whom rights under this Section 4 have been assigned in accordance with Section

                  9(e) of this Agreement and, as the case may be, the terms of the Warrants.

                           (b) Shelf Registration.

                           (i) The Company, within 30 days following each
                  Closing Date, shall file a shelf registration statement under the Securities Act on Form SB-2 (or, if not available, on such Form as is then available to effect a registration of all Registrable Securities, subject to the consent of the Purchasers holding a majority of the Registrable Securities) covering, and shall obtain all such qualifications and compliances as may be required and as would permit the sale and distribution of, all Registrable Securities issued (or, in the case of Warrant Shares, issuable) at each respective Closing, and shall use its best efforts to secure the effectiveness of such registration statements no later than 90 days following each respective Closing Date. The requirement to register securities sold at the Second Closing may be satisfied by amending the shelf registration statement which shall have been filed pursuant to this Section 4(b) with respect to securities sold at the First Closing.

                           (ii) The Company shall pay all expenses incurred in
                  connection with any registration, qualification and compliance (excluding underwriters' and brokers' discounts and commissions), including, without limitation, all filing, registration and qualification fees, printer and accounting fees and reasonable fees and disbursements of one counsel for the selling Holder or Holders and of counsel for the Company.

                           (iii) The Company shall use its best efforts to cause
                  the registration statement or statements filed pursuant to this Section 4(b) to remain effective until the earlier of (A) the date on which all Registrable Securities shall have been sold or (B) the date on which all Registrable Securities, in the opinion of counsel to Special Situations Private Equity Fund, L.P., may be sold immediately to the public in any single three-month period pursuant to Rule 144.

                           (c) Piggyback Registrations.

                           (i) The Company shall be required to notify a Holder
                  in writing at least 20 days prior to the Company's filing of any registration statement under the Securities Act for purposes of effecting an underwritten public offering of Common Stock (including, without limitation, registration statements relating to secondary offerings of Common Stock), and shall afford a Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. A Holder desiring to include all or any part of its Registrable Securities shall, within 15 days after receipt of the above-described notice from the Company, notify the Company in writing as to the number of Registrable Securities to be included in such registration statement. If a Holder shall decide not to include all of its Registrable Securities in such registration statement, such Holder nevertheless shall continue to have the right to include any Registrable Securities in any subsequent registration statement or statements as may be filed by the Company with respect to underwritten public offerings of Common Stock, in each instance upon the terms and conditions set forth herein. The right to registration of Registrable Securities under this
                  Section 4(c) shall not be construed to limit in any way the obligation of the Company to register the Registrable Securities under Section 4(b).

                           (ii) The right of a Holder to include Registrable
                  Securities in a registration pursuant to this Section 4(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. If less than all securities of Holders or other persons (other than the Company) included in a request for registration can be included in a registration based on the good faith determination of the managing underwriter, the allocation among such Holders and other persons will be on a pro rata basis according to the relation that the number of Registrable Securities owned by each such Holder and the number of shares of Common Stock owned by each such other person bears to the total number of shares of Common Stock outstanding. If any Holder shall disapprove of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company delivered at least five business days prior to the effective date of the registration statement. The Company shall exclude from the registration any Registrable Securities so withdrawn.

                           (iii) Notwithstanding the other provisions of this
                  Section 4(c), (A) the Company shall not be required to include any Registrable Securities in any registration under Section 4(c) for any Holder who shall be able to sell all of such Holder's Registrable Securities during a three-month period, beginning on the date such notice shall be received by such Holder, pursuant to Rule 144 (or any similar rule or regulation); (B) the Company shall not be required to give such notice with respect to, or to include Registrable Securities in, any such registration which shall be primarily (1) a registration of a stock option plan or other employee benefit plan or of securities issued or issuable pursuant to any such plan, or (2) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; and (C) the Company may, in its sole discretion, withdraw any such registration statement and abandon the proposed offering in which any such Holder shall have requested to participate.

                           (iv) The Company shall pay all expenses incurred in
                  connection with a piggyback registration pursuant to this
                  Section 4(c) (excluding underwriters' and brokers' discounts and commissions), including, without limitation, all filing, registration and qualification fees, printer and accounting fees and reasonable fees and disbursements of one counsel for the selling Holder or Holders and of counsel for the Company.

                  (d) Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as possible:

                           (i) Prepare and file with the SEC a registration
                  statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

                           (ii) Prepare and file with the SEC such amendments
                  and supplements to such registration statement and the prospectus included therein as may be necessary to keep the registration statement effective and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for the period set forth in Section 4(b)(iii).

                           (iii) Furnish to each Holder (1) promptly after
                  filing with the SEC, one copy of such registration statement and any amendments thereto, including each prospectus contained therein, (2) on the date of effectiveness of such registration statement or amendment, a notice that such registration statement or amendment has been declared effective and (3) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and all amendments thereto, and such other documents as any Holder may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such Holder which shall have been included in such registration statement. In the case of a registration statement to be filed pursuant to Section 4(b), the Company also shall furnish to the Funds each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each correspondence therefrom.

                           (iv) Use its best efforts to register and qualify the
                  Registrable Securities covered by such registration statement under any applicable securities or "blue sky" laws of such states and jurisdictions as shall be reasonably requested by any Holder, and maintain the effectiveness of such registrations and qualifications, provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (v) Notify each Holder of Registrable Securities
                  included in such registration statement, at any time when a prospectus relating thereto shall be required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement shall include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, upon such notice, the Company shall promptly correct such misstatement or omission and deliver to each Holder copies of the corrected prospectus.

                           (vi) Take all reasonable actions required to prevent
                  the entry of any stop order issued or threatened by the SEC or any state regulatory authority with respect to any registration statement covering Registrable Securities, and notify each Holder of any such stop order or take all reasonable actions to remove it if entered.

                           (vii) Permit one counsel designated by the Holders to
                  review such registration statement and all amendments and supplements thereto in a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel shall reasonably object.

                  (e) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4(b) or Section 4(c) that a selling Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder and the intended method of disposition of such Securities as reasonably shall be required to effect the registration of the Registrable Securities.

                  (f) Indemnification. In the event that any Registrable Securities shall be included in a registration statement under this
         Agreement:

                           (i) To the extent permitted by law, the Company shall
                  indemnify and hold harmless each Holder, the partners, stockholders, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act (each, an "INDEMNIFIED PERSON") against any joint or several losses, claims, damages, liabilities or expenses (together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented, if the Company shall file any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, called "VIOLATIONS"). The Company shall reimburse each Indemnified Person for any reasonable legal or other expenses (promptly as such expenses shall be incurred and shall be due and payable) incurred by such Indemnified Person in connection with investigating or defending any such Claim. The indemnification agreement contained in this Section 4(f)(i) shall not apply
                  (i) to a Claim arising out of or based upon a Violation which shall occur in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in such registration statement or any such amendment or supplement thereto; (ii) to amounts paid in settlement of any Claim if such settlement shall be effected without the prior written consent of the Company; and (iii) for the benefit of any Indemnified Person, with respect to any prospectus, if the untrue statement or omission of material fact in any prospectus shall have been corrected on a timely basis and the Indemnified Person shall have failed to utilize such corrected prospectus. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 9.

                           (ii) In connection with any registration statement in
                  which a Holder shall participate, such Holder, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall sign the registration statement, its employees and agents and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to such registration statement or any of its directors or officers or any person who controls such underwriter or stockholder within the meaning of the Securities Act or the Exchange Act (each, an "INDEMNIFIED PARTY") against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim shall arise out of or shall be based upon any Violation, in each case to the extent (and only to the extent) that such Violation shall occur in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such registration statement. Such Holder shall reimburse the Indemnified Party for any reasonable legal or other reasonable expenses (promptly as such expenses shall be incurred and shall be due and payable) incurred in connection with investigating or defending any such Claim. The indemnity agreement contained in this Section 4(f)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement shall be effected without the prior written consent of such Holder; and, provided, further, that the total amounts payable by a Holder under this Section 4(f)(ii) shall not exceed the aggregate proceeds (net of discounts or commissions) actually received by such Holder upon the sale of such Holder's Registrable Securities included in such registration statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
                  Section 4(f)(ii) shall not inure to the benefit of any person or entity if the untrue statement or omission of material fact in any prospectus shall have been corrected on a timely basis and such person or entity shall have failed to utilize such corrected prospectus.

                           (iii) Promptly after receipt by an Indemnified Person
                  or Indemnified Party (the "INDEMNITEE") under this Section 4(f) of notice of the commencement of any action (including, without limitation, any governmental action), such Indemnitee, if a claim in respect thereof shall be made against any indemnifying party under this Section 4(f), shall deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall be entitled to participate therein, and, to the extent it shall desire, to assume the defense thereof, with counsel mutually satisfactory to the Indemnitee, after which the indemnifying person shall not be liable to such Indemnitee for any legal expenses subsequently incurred by such Indemnitee in connection with the defense thereof; provided, however, that an Indemnitee shall have the right to retain its own counsel, with fees and expenses to be paid by the indemnifying party, if the indemnifying party shall have failed to assume the defense of any such action or if, in the reasonable opinion of counsel retained by the indemnifying party, representation of such Indemnitee by the counsel retained would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such action. No indemnifying person shall be responsible for paying the fees and expenses of more than one separate counsel for all Indemnitees. Failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any action, if the indemnifying party shall be materially prejudiced thereby, shall relieve such indemnifying party of liability, but only to the extent that such indemnifying party shall be prejudiced with respect to a specific claim. An indemnifying party shall not, without the prior written consent of the Indemnitee, settle or compromise or consent to the entry of a judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder unless such settlement, compromise or consent shall include an unconditional release of such Indemnitee from all liability arising out of such claim, action, suit or proceeding.

                           (iv) If the indemnification provided for in Sections
                  4(f)(i) or 4(f)(ii) hereof shall be held by a court of competent jurisdiction to be unavailable to an Indemnitee in respect of any liability under the Securities Act, then, and in each such case, the indemnifying party, in lieu of indemnifying such Indemnitee hereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnitee as a result of such loss, liability, claim, damage or expense in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnitee on the other in connection with the Violation that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnitee shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact shall have related to information supplied by the indemnifying party or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission; provided, that, in no event, shall any contribution under this Section 4(f)(iv) by any Holder exceed the proceeds (net of discounts or commissions) from the offering received by such Holder. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person or entity who shall not have been guilty of such fraudulent misrepresentation.

                  (g) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, while a public market shall exist for the Common Stock of the Company, the Company shall:

                           (i) Make and keep public information available, as
                  those terms are understood and defined in Rule 144, at all times while the Company shall be reporting under the Exchange Act;

                           (ii) Use its best efforts to file with the SEC in a
                  timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (iii) So long as a Holder shall own any Registrable
                  Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such Securities without registration.

                           (h) Default Shares.

                           (i) In the event that the registration statement
                  required to be filed pursuant to Section 4(b) relating to the Shares and the Warrant Shares underlying the Warrants delivered at the First Closing shall not be declared effective by the SEC within 90 days from the date of the First Closing, the Company shall issue and deliver, free of charge and without cost, to the Purchasers (i) within 10 days of such ninetieth day, certificates representing a number of fully paid, non-assessable shares of Common Stock equal to the aggregate of 2% of the Shares and the Warrant Shares issued or issuable with respect to the First Closing (with additional shares issued pursuant to this Section 4(h) referred to as "DEFAULT SHARES") and (ii) within 10 days of the last date of each additional 30-day period in which such registration statement shall not have been declared effective by the SEC, additional certificates representing a number of fully paid, non-assessable shares of Common Stock equal to the aggregate of 2% of such Shares and Warrant Shares and any issued Default Shares;

                           (ii) In the event that the registration statement
                  required to be filed pursuant to Section 4(b) relating to the Shares and the Warrant Shares underlying the Warrants delivered at the Second Closing shall not be declared effective by the SEC within 90 days from the date of the Second Closing, the Company shall issue and deliver, free of charge and without cost, to the Purchasers (i) within 10 days of such ninetieth day, certificates representing a number of fully paid, non-assessable shares of Common Stock equal to the aggregate of 2% of the Shares and the Warrant Shares issued or issuable with respect to the Second Closing and (ii) within 10 days of the last date of each additional 30-day period in which such registration statement shall not have been declared effective by the SEC, additional certificates representing a number of fully paid, non-assessable shares of Common Stock equal to the aggregate of 2% of such Shares and Warrant Shares and any issued Default Shares. The obligation of the Company to issue shares of Common Stock under this Section 4(h)(ii) is separate and distinct from its obligation under Section 4(h)(i) and shall be cumulative and in addition to its obligation under
                  Section 4(h)(i).

                           (iii) Any Default Shares shall be allocated pro rata
                  among the Purchasers based on the number of Shares purchased by each under this Agreement. Any and all shares of Common Stock issued and delivered by the Company pursuant to this
                  Section 4(h) shall constitute "Registrable Securities," and the Company shall be required to register them under the Securities Act in accordance with the provisions of this Agreement.

                           (iv) The remedies provided for in this Section 4(h)
                  shall be in addition to any other remedies available to the Purchasers under this Agreement, at law or in equity.

                  5. Covenants of the Company. The Company hereby covenants that:

                  (a) Exchange Act Filings. The Company shall use its best efforts to file in a timely manner all reports and other documents required to be filed by it under the Exchange Act, and, promptly upon filing, deliver copies of such reports to each Purchaser. The Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations promulgated thereunder would permit such termination.

                  (b) Authorized Shares. The Company shall, from and at all times after the First Closing, maintain a reserve of authorized shares of Common Stock sufficient to cover the issuance of the Warrant Shares underlying Warrants sold at such Closing. The Company shall, from and at all times after the Second Closing, maintain a reserve of authorized shares of Common Stock sufficient to cover the issuance of all Warrant Shares.

                  (c) Use of Proceeds. The Company shall use the proceeds from the sale of the Securities substantially as set forth in the Memorandum.

                  (d) Trading Requirements; Market Makers. The Company shall use its best efforts to continue to meet any requirements or take any actions necessary for trading of the Common Stock in the OTCBB. So long as there are any Warrants outstanding, the Company shall use its best efforts to arrange for or maintain at least two market makers to register with the NASD as such with respect to the Common Stock.

                  (e) Management and Other Rights. So long as Purchasers own or have the right to acquire an aggregate of 5% or more of the then outstanding shares of Common Stock, the Company shall, at no time, have
         (i) outstanding shares of Common Stock and/or (ii) shares of Common Stock issuable upon the exercise, exchange or conversion of outstanding rights, options, warrants and other securities, or issuable under any other commitments or agreements, in each case, which shares were issued or are issuable by the Company to management, other employees, directors or consultants as compensation and which shares exceed, in the aggregate, the greater of (x) 1,242,000 or (y) 12.5% of the then outstanding shares of Common Stock.

                  (f) Financial Information. The Company shall promptly deliver the following reports to the Funds, until such time as they shall have transferred or sold all of their Securities: (i) upon filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K, and (ii) upon release, copies of all press releases issued by the Company.

                  (g) Grant of Registration Rights. For a period of three years from the First Closing, the Company shall not grant or issue to any person or entity any registration or similar rights.

                  (h)Certain Legal Expenses. The Company shall pay to Hertzog, Calamari and Gleason, counsel to the Purchasers, at each Closing, its accrued and unpaid fees as of each Closing Date relating to the negotiation and documentation of this Agreement and other documents and transactions contemplated hereby in an aggregate amount not to exceed $40,000.

                  (i) Removal of Legends. Any legend endorsed on a certificate pursuant to Section 2(g) and any related stop transfer instructions with respect to any Securities shall be removed, and the Company shall issue promptly a certificate without such legend to the holder thereof, if (i) such Securities shall be registered under the Securities Act, (ii) such legend may be properly removed under the terms of Rule 144 or (iii) such holder shall provide the Company with an opinion of counsel, reasonably satisfactory to the Company, to the effect that a sale, transfer or assignment of such Securities may be made pursuant to Rule 144(k).

                  (j) No Integrated Offerings. The offer and sale of the Securities, when taken into account with prior sales by the Company of securities, shall not require the registration under the Securities Act of any such securities, and the Company shall not make any offers or sales of any security that would require such registration.

                  (k) Stockholder Meeting. The Board of Directors of the Company shall (i) call and hold a special meeting of the stockholders, as soon as practicable after the date of this Agreement, in order to approve an amendment to the Company's Articles of Incorporation (the "AMENDMENT") to increase the total number of authorized shares of Common Stock to an aggregate of 75,000,000 and (b) if approved, promptly file the Amendment with the Minnesota Secretary of State. The Company shall notify promptly the Funds of the approval or disapproval of such amendment by the stockholders and the filing of the Amendment.

                  (l) Certain Corporate Actions. So long as Purchasers own or have the right to acquire an aggregate of 20% or more of the then outstanding shares of Common Stock, the Company shall not, without the prior written consent of the Funds (provided that any of the Funds then own or have the right to acquire any shares of Common Stock) and any director of the Company designated by Miller, Johnson & Kuehn Incorporated ("MJK") pursuant to Section 5(r) of this Agreement, (i) effect any reclassification, capital reorganization or other change of outstanding shares of capital stock of the Company, (ii) merge, consolidate or enter into any other business combination of the Company with or into another entity (other than a merger of a wholly owned subsidiary, in which merger the Company shall be the surviving entity),
         (iii) sell, lease or otherwise dispose of all or substantially all of its assets or (iv) liquidate, dissolve or wind-up the Company.

                  (m) Future Issuances. The Company shall not grant or issue (i) any additional shares of Common Stock, (ii) options, warrants or other rights exercisable for, convertible into or exchangeable for Common Stock or (iii) enter into any other commitments or agreements which call for the issuance of any of the foregoing until the earlier of (x) the amendment of the Company's Articles of Incorporation as set forth in the Amendment or (y) the expiration of all Warrants.

                  (n) Future Offerings. So long as Purchasers own or have the right to acquire an aggregate of 20% or more of the then outstanding shares of Common Stock, the Company shall not, for a period of three years from the date hereof, sell any Common Stock, any securities convertible into or exchangeable or exercisable for Common Stock or any rights, options, warrants or other agreements or commitments convertible into or exercisable or exchangeable for Common Stock for a purchase price, or having a conversion price or exercise price, per share of Common Stock of less than $1.00 (after taking into account any stock splits, stock dividends or capital reorganizations), without the prior written consent of the Funds (provided that any of the Funds then own or have the right to acquire any shares of Common Stock) and any director of the Company designated by MJK pursuant to Section 5(r) of this Agreement.

                  (o) Senior Securities. So long as Purchasers own or have the right to acquire an aggregate of 20% or more of the then outstanding shares of Common Stock, the Company shall not, without the prior written consent of the Funds (provided that any of the Funds then own or have the right to acquire any shares of Common Stock) and any director of the Company designated by MJK pursuant to Section 5(r) of this Agreement, issue or create any class of equity security having liquidation rights senior to the Common Stock (a "SENIOR SECURITY") or any securities convertible into or exercisable or exchangeable for a Senior Security.

                  (p) Modification of Rights. So long as Purchasers own or have the right to acquire an aggregate of 20% or more of the then outstanding shares of Common Stock, the Company shall not effect any amendment of outstanding options, warrants, notes or other rights or securities convertible into or exercisable or exchangeable for Common Stock (collectively, "RIGHTS") if the amendment would result in an increase in the number of shares issuable with respect to such Rights or would reduce the exercise price, conversion price or similar variable with respect to such Rights.

                  (q) Option Cash Payments. The Company shall not, by reason of the sale of the Securities or the consummation of the transactions contemplated hereby, elect to make any cash payments pursuant to its discretionary authority under Section 9.3 of the Company's 1993 Stock Option Plan.

                  (r) Board Representation. So long as Purchasers own or have the right to acquire 20% or more of the then outstanding shares of Common Stock, the Company shall maintain the number of directors comprising the Board of Directors at five directors. So long as the Funds, individually or in the aggregate, shall own 2.5% of the then outstanding shares of Common Stock, the Company shall cause, at all times, one director on the Board to be a nominee designated by the Funds. For a period of three years from the date of the First Closing, the Company shall cause, at all times, one director on the Board to be a nominee designated by MJK, which nominee shall be mutually satisfactory to MJK and the Company.

                  (s) Payment of Director Notes. The Company shall, within five business days of the First Closing, pay any Convertible Promissory Note, dated October 1, 1997, in the amount of $5,775 which a director shall have elected to be repaid pursuant to an agreement of directors in the form set forth as part of Exhibit D hereto.

                  6. Conditions to Obligations of the Purchasers at Each Closing. The obligation of each Purchaser to purchase the Shares set forth on such Purchaser's signature page at each Closing shall be subject to the fulfillment on or prior to each Closing Date of the following conditions, any of which may be waived by such Purchaser:

                  (a) Certificates. The Company shall have delivered to each Purchaser a duly executed certificate representing the Shares and the Warrants issuable to such Purchaser.

                  (b) Trading. The Common Stock shall be trading on the OTCBB.

                  (c) Representations and Warranties; Performance of Obligations. The representations and warranties of the Company set forth in this Agreement shall be true and correct when made, and shall be true and correct on each Closing Date with the same force and effect as if they had been made on and as of said Date, except for representations and warranties made as of a specific date which shall be true and correct as of such date. The Company shall have performed, satisfied and complied with all obligations and conditions required to be performed or observed by it under this Agreement on or prior to each Closing Date.

                  (d) Consents and Waivers. The Company shall have made all filings and obtained any and all consents (including, without limitation, all governmental or regulatory consents), approvals or authorizations, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement. The Company shall have received with respect to the issuance of the Shares, the Warrants, the Warrant Shares and the Default Shares, valid and binding waivers relating to all preemptive rights, rights of first refusal or similar rights. The Company shall have received with respect to the issuance of the Shares, the Warrants, the Warrant Shares and any Default Shares valid waivers of any anti-dilution or other adjustments.

                  (e) No Litigation or Legislation. No statute, rule, regulation, decree, ruling or injunction shall have been enacted or entered, and no litigation, proceeding, government inquiry or investigation shall be pending, which challenges, prohibits or restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement or the other agreements referred to herein, or restricts or impairs the ability of the Purchasers to own an equity interest in the Company.

                  (f) Compliance Certificate. The Company shall have delivered to the Purchasers a certificate, executed by the Chairman of the Board or Chief Executive Officer of the Company, dated as of each Closing Date, certifying to the fulfillment of the conditions set forth in Sections 6(b), 6(c), 6(d), 6(e), 6(h) and 6(j) such other matters as the Purchasers shall reasonably request.

                  (g) Opinion of Counsel. The Purchasers shall have received from Oppenheimer Wolff & Donnelly, counsel to the Company, an opinion addressed to the Purchasers, dated as of each Closing Date, in substantially the form attached hereto as Exhibit C.

                  (h) No Material Adverse Change. There shall not have occurred since the execution hereof any Material Adverse Change.

                  (i) Aggregate Investment. The aggregate number of Shares purchased hereunder by all Purchasers shall be not less than 4,000,000 and not greater than 4,500,000 and the aggregate number of Warrants issued hereunder by all Purchasers shall be not less than 4,000,000 and not greater than 4,500,000. A minimum of 1,500,000 of such Shares shall be purchased by Purchasers other than the Funds. The 104,000 Shares to be purchased and the 104,000 Warrants to be acquired by certain noteholders and delivered as set forth in Section 1(c)(ii) shall not be included for purposes of determining if the conditions set forth in this Section 6(i) shall be satisfied. Pursuant to Section 1(b)(ii), any Shares that shall be sold and Warrants that shall be delivered at any Interim Closing shall be deemed purchased and delivered at the First Closing and shall not be included for purposes of determining if the conditions set forth in this Section 6(i) shall be satisfied with respect to the Second Closing.

                  (j) Certain Agreements. Agreements, substantially in the forms of Exhibit D hereto, shall have been executed and shall be in full force and effect, and the transactions set forth on Schedule 6(j) shall have been consummated. In connection with the conversion of the "7/97 Bridge Loan Investors" as described on Schedule 6(j), the July Bridge Notes (as defined on Schedule 6(j)) shall have been cancelled.

                  (k) Director Resignations; Number. All directors other than Messrs. Pelak and Roberg shall have resigned from the Board of Directors of the Company, and the number of directors comprising the Board shall have been set at five. The vacancies resulting from such resignations shall have been filled by the appointment as directors of David Chinsky and the nominees of the Funds and MJK.

                  (l) Additional Documents. The Company shall have delivered to the Purchasers such other certificates, documents and instruments as they may reasonably request in connection with the transactions contemplated hereby.

                  7. Conditions to Obligation of the Company at Each Closing. The obligation of the Company to sell and issue the Shares and the Warrants to the Purchasers at each Closing shall be subject to the fulfillment on or prior to each Closing Date of the following conditions, any of which may be waived by the Company:

                  (a) Purchase Price. Each Purchaser shall have delivered the purchase price for the Shares to be purchased by such Purchaser hereunder.

                  (b) Representations and Warranties. The representations and warranties made by the Purchasers in this Agreement shall be true and correct when made, and shall be true and correct on each Closing Date with the same force and effect as if they had been made on and as of said date.

                  (c) No Litigation or Legislation. No statute, rule, regulation, decree, ruling or injunction shall have been enacted or entered, and no litigation, proceeding, government inquiry or investigation shall be pending, which challenges, prohibits, restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement or the other agreements referred to herein, or restricts or impairs the ability of the Purchaser to own an equity interest in the Company.

                  8. Conditions to Second Closing. The obligation of each Purchaser to purchase Shares at the Second Closing as set forth on such Purchaser's signature page, and the obligation of the Company to sell and issue such Shares and Warrants, shall be subject to the fulfillment on or prior to such Closing of the following conditions:

                  (a) Amendment of Articles of Incorporation. The Amendment shall have been approved by the stockholders of the Company as required by law and the Articles of Incorporation and the Bylaws of the Company, and stockholders other than the Purchasers (the "NON-PURCHASER STOCKHOLDERS") holding a majority of all shares held by Non- Purchaser Stockholders shall have voted to approve the Amendment. The Company shall have filed the Amendment with the Secretary of State of the State of Minnesota, and such Amendment shall have become effective.

                  (b) Milestones. The Company shall have attained, no later than January 15, 1998, the following milestones: (i) the Company's net revenues recorded on its books and records (determined in accordance with generally accepted accounting principles consistently applied) derived from the sale of existing or new systems during the period from October 1, 1997, through January 15, 1998, shall be at least $200,000;
         (ii) the Company shall have executed letters of intent and/or sales contracts, each with a minimum value of $5,000, with at least five new (excluding current or previous) customers for the sale of any existing or new systems during the period from October 1, 1997 through January 15, 1998; and (iii) the Company shall have made generally available for sale a commercially marketable entry level cardiac cath lab product designed to support the data requirements of the American College of Cardiology, with a sales price range of $5,000-$15,000.

                  9. Miscellaneous.

                  (a) Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive each Closing notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. The Company shall indemnify and hold harmless each Purchaser and each of such Purchaser's officers, directors, employees, partners, members, agents and affiliates for any loss, damage or expenses (including reasonable counsel fees) arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth in this Agreement, including advancement of expenses as they are incurred.

                  (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the Company and the Purchasers irrevocably consent to the exclusive jurisdiction of the United States Federal courts, located in New York County, New York, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process on the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any manner permitted by law.

                  (c) Finder's Fee. Each party shall indemnify and hold the other harmless from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such party or any of its officers, partners, employees or representatives shall be responsible.

                  (d) Further Assurances. Each party, whether prior to or after the Closing, shall execute, acknowledge and deliver all such other instruments and documents, and shall take all such other actions, as may be reasonably requested by any other party for the purpose of effecting and evidencing the consummation of the transactions contemplated by this Agreement.

                  (e) Successors. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto; provided, however, that the rights of any Purchaser hereunder may be transferred in connection with a transfer by such Purchaser of all or part of the Securities in accordance with the terms of this Agreement or the terms of the Warrants, as the case may be, in a private transaction exempt from registration under the Securities Act. Any transferee of any of the Securities to whom rights are transferred in such a private transaction, other than an affiliate of the Purchaser, shall be required, as a condition precedent to acquiring such Securities, to agree in writing to be bound by all the terms and conditions of this Agreement. A Purchaser may not assign its rights under this Agreement in connection with the sale of Shares or Warrant Shares pursuant to a registration statement under the Securities Act or under Rule 144.

                  (f) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) Entire Agreement. This Agreement, including and incorporating all Schedules and all Exhibits hereto and referred to herein, and the Warrants constitute and contain the entire agreement and understanding of the parties regarding the subject matter of this Agreement and supersede any and all prior negotiations, correspondence, understandings and agreements, written or oral, among the parties with respect to the subject matter hereof.

                  (h) Notices. All notices required to be given hereunder shall be in writing and shall be given by personal delivery, facsimile transmission, nationally recognized overnight carrier (prepaid) or registered or certified mail, postage prepaid with return receipt requested. Notices shall be addressed, if to the Company, at its principal corporate offices located at 7210 Metro Boulevard, Minneapolis, Minnesota 55439, facsimile No. (612) 844-0797, Attention:
         Chief Executive Officer and, if to a Purchaser, to the address set forth on such Purchaser's signature page. Notices delivered personally shall be deemed given as of actual receipt; notices sent via facsimile transmission shall be deemed given as of one business day following receipt by the sender of written confirmation of transmission thereof; notices sent via overnight courier shall be deemed given as of one business day following sending; and notices mailed shall be deemed given as of five business days after proper mailing. A party may change his or its address by written notice in accordance with this Section 9(h).

                  (i) Amendments and Waivers. Except as otherwise provided herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and Purchasers owning or having the right to acquire 51% of the Shares and the Warrant Shares.

                  (j) Severability. If one or more provisions of this Agreement shall be held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement to the extent unenforceable and the balance of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

                  (k) Expenses. Except as otherwise provided herein, the parties hereto shall pay their own costs and expenses.

                  (l) Publicity. The parties shall consult with each other, to the extent practicable, as to the form and content of any press releases and other third party communications or disclosures relating to this Agreement or the transactions contemplated hereby, and shall use reasonable efforts, acting in good faith, to agree upon disclosure which shall be satisfactory to the parties hereto. The Purchasers acknowledge that the Company intends to report the completion of the transactions contemplated hereby on a Form 8-K to be filed with the SEC, including the filing of this Agreement and all Exhibits and Schedules hereto with the SEC.

                  (m) Headings. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of, this Agreement.

                  (n) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  (o) Voting Covenant. Each of the Purchasers covenants that it shall vote all shares of Common Stock owned by it to approve the Amendment which shall be submitted to the stockholders of the Company pursuant to Section 5(k).

                  (p) Termination of Covenants. Except as otherwise provided in
         Section 5, the covenants of the Company set forth in Section 5 of this Agreement shall terminate at such time as the Purchasers shall not own any securities issued pursuant to this Agreement or the Warrants.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            LIFERATE SYSTEMS, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            [INVESTOR]

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________
                                            Address:____________________________
                                                    ____________________________
                                                    ____________________________

                                            Facsimile No:_______________________

                                            Residence:__________________________

SUBSCRIPTION AMOUNT FOR FIRST CLOSING:

         Number of Shares x ($0.56)                                 ____________

         Number of Warrants                                         ____________

                           TOTAL PURCHASE PRICE                    $
                                                                    ============

SUBSCRIPTION AMOUNT FOR INTERIM CLOSING:

         Number of Shares x ($0.56)                                 ____________

         Number of Warrants                                         ____________

                           TOTAL PURCHASE PRICE                    $
                                                                    ============

SUBSCRIPTION AMOUNT FOR SECOND CLOSING:

         Number of Shares x ($0.56)                                 ____________

         Number of Warrants                                         ____________

                           TOTAL PURCHASE PRICE                    $
                                                                    ============

                                                         [NOT PART OF AGREEMENT]

                            EXHIBITS AND SCHEDULES TO
                          SECURITIES PURCHASE AGREEMENT
                         DATED NOVEMBER 14, 1997 BETWEEN
                           LIFERATE SYSTEMS, INC. AND
                                 THE PURCHASERS

EXHIBIT OR SCHEDULE    SUBJECT                         REFERENCE IN AGREEMENT

Exhibit A              Form of Warrant to Purchase     Recitals
                       Common Stock of the
                       Company

Exhibit B              Schedule of Exceptions          Sections 3(c),(m),(q),(r)
                                                       and (v)

Exhibit C              Opinions of Counsel to the      Section 6(g)
                       Company

Exhibit D              Certain Required Modification   Section 6(j)
                       Agreements

Schedule 3(d)          Capitalization                  Section 3(d)

Schedule 6(j)          Transactions Affecting          Section 6(j)
                       Capitalization and Certain
                       Existing Rights